EXHIBIT 10.22

                            THE NEPTUNE SOCIETY, INC.

                    DEBENTURE AND WARRANT PURCHASE AGREEMENT

     This Debenture and Warrant Purchase Agreement (this "Agreement") is entered into as of November 24, 1999, by and between The Neptune Society, Inc., a Florida corporation (the "Company"), CapEx, L.P., a Delaware limited partnership ("CapEx"), and D.H. Blair Investment Banking Corp., a New York corporation ("DHB") (together with CapEx, the "Purchasers").

     In consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.   AGREEMENT TO SELL AND PURCHASE

     1.1 Sale and Purchase. Subject to the terms and conditions hereof, at the Closing (as defined in Section 2 below), the Company hereby agrees to issue and sell to the Purchasers, and the Purchasers agree to purchase from the Company, the following convertible secured debentures (the "Debentures") due February 24, 2004, in the respective principal amounts set out opposite the name of each of the Purchasers below, each Debenture to be in the form of the Debenture attached hereto as Exhibit A and to be convertible (subject to adjustment and therein provided) into the number of shares of the Company's Common Stock set out opposite the name of each of the Purchasers below in accordance with the terms thereof:

    Purchaser                Principal Amount           Shares Convertible Into
    ---------                ----------------           -----------------------
    CapEx                    $3,000,000                          600,000

    DHB                      $2,000,000                          400,000

     1.2 Sale of Warrant. In connection with and in consideration for the offering of the Debentures (the "Offering"), the Company will issue to the Purchasers four warrants (the "Warrants") exercisable for five years from the date of issue to purchase from the Company the number of shares (subject to adjustment as therein provided) of the Company's Common Stock set out opposite the name of each of the Purchasers below, at the respective exercise prices set out below opposite the name of such Purchaser, each such Warrant to be in the form of the Warrant attached hereto as Exhibit B:

     Purchaser              Shares Purchasable          Exercise Price per Share
     ---------              ------------------          ------------------------
     CapEx                     120,000                         $5.21
     DHB                        80,000                         $5.21
     CapEx                     120,000                         $6.25
     DHB                        80,000                         $6.25



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2.   CLOSING, DELIVERY AND PAYMENT

     2.1 The closing of the sale and purchase of the Debentures and the Warrants under this Agreement (the "Closing") shall take place at 10:00 a.m. on December 24, 1999, at the offices of Moye, Giles, O'Keefe, Vermeire & Gorrell, LLP, 1225 Seventeenth Street, Suite 2900, Denver, Colorado 80202, or at such other time or place as the Company and the Purchasers may mutually agree (such date being hereinafter referred to as the "Closing Date"). At the Closing, the Purchasers shall pay to the Company, by certified check or wire transfer of immediately available funds, the Purchase Price, and the Company shall, at the Closing, deliver to the Purchasers the Debentures and the Warrants, each dated the Closing Date.

     2.2 At the Closing, upon and in consideration of the completion of the Offering, the Company shall pay to CapEx, on behalf of the Purchasers, a non-refundable fee of $100,000.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to each of the Purchasers as follows:

     3.1 Organization, Subsidiaries, Good Standing, Qualification and Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. The Company is the sole registered and beneficial owner of all classes of capital stock of each of Neptune Society of America, Inc., a California corporation ("Neptune USA"). Neptune USA is the sole registered and beneficial owner of all classes of capital stock of each of Neptune Management Corp., a California corporation ("Neptune Management"), Neptune Pre-Need Plan, Inc. ("Neptune Pre-Need"), a California corporation and Heritage Alternatives, Inc. ("Heritage", and together with Neptune USA and Neptune Management, the "Subsidiaries"). Neptune USA is also the sole registered and beneficial owner of all classes of capital stock of Neptune Pre-Need Plan, Inc. ("Neptune Pre-Need"), a California corporation. Neptune Pre-Need is an inactive company, with no significant assets, liabilities or business operations. The Company and each Subsidiary has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as presently proposed to be conducted, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, properties, prospects or financial condition. The Company and each Subsidiary has all requisite corporate power and authority (a) to execute and deliver this Agreement, the Debentures, the Warrants, the Right of First Refusal Agreement the form of which is attached hereto as Exhibit C (the "Right of First Refusal Agreement") and the other agreements, instruments and documents contemplated to be executed and delivered by it pursuant to this Agreement (this Agreement, the Debentures, the Warrants, the Right of First Refusal Agreement and such other agreements instruments and documents being herein sometime collectively referred to as, the "Transaction Documents"), (b) to issue and sell the Debentures and to issue the shares of the Company's Common Stock issuable upon conversion of the Debentures (the "Conversion Shares"), (c) to issue and sell the Warrants and to issue the shares of the Company's Common Stock issuable upon exercise of the Warrants (the "Warrant Shares"), and (d) to carry out the other provisions of the Transaction Documents. The Company has no subsidiaries or affiliates other than the Subsidiaries and Neptune Pre-Need and does not, directly or indirectly, own any interest in or control any corporation, partnership, joint venture, or other business entity.


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     3.2  Capitalization.  All issued and outstanding shares of the common stock of the Company ("Common Stock") and all issued and outstanding shares of the common stock of the each of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable. The issued and outstanding capital stock of the Company and the Subsidiaries immediately prior to the Closing will be as set forth on Schedule 3.2 attached hereto and incorporated by reference herein. Except as set forth on Schedule 3.2, there are no outstanding (or deemed outstanding) options, warrants or other rights to purchase from the Company or any of the Subsidiaries any of its securities. To the best of the Company's knowledge, the only persons who beneficially own more than 4% of the Company's issued and outstanding stock is, through various entities, Emanuel Weintraub and members of his family.

     3.3 Authorization; Binding Obligations. All corporate action on the part of the Company and each Subsidiary, its officers, directors and shareholders necessary for the authorization of the Transaction Documents and the performance of all of its obl igations thereunder and for the authorization, sale, issuance and delivery of the Debentures, the Warrants, the Conversion Shares and the Warrant Shares has been taken or will be taken prior to the Closing. The Conversion Shares and the Warrant Shares have been or will prior to the Closing be duly and validly reserved for issuance and, when issued upon conversion of the Debentures or upon the exercise of the Warrants, as the case may be, will be validly issued, fully paid and nonassessable. The Company shall take all such action as may be necessary to assure that an adequate number of shares of Common Stock is authorized and reserved for issuance of the Conversion Shares and the Warrant Shares. This Agreement has been duly authorized and executed by the Company. This Agreement constitutes, and the Debentures, the Warrants, the Right of First Refusal Agreement and the other Transaction Documents will once executed constitute, valid, legal and binding obligations of the Company or the Subsidiary party thereto, as the case may be, enforceable in accordance with their terms, except to such limitations as may result from any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally.

     3.4 No Real Property. Neither the Company nor any Subsidiary or Neptune Pre-Need owns or has any interest in any real estate.

     3.5 Consents and Approvals. Except as required by the Securities Act of 1933, as amended, or any state securities laws, no filings with, notices to, or approvals of any governmental or regulatory body are required to be obtained or made by the Company or any Subsidiary in connection with the consummation of the transactions contemplated hereby.

     3.6 No Violations. The execution and delivery of this Agreement, the Debentures, the Warrants or the other Transaction Documents and the performance by the Company and the Subsidiaries party thereto of their obligations hereunder and thereunder (a) do not and will not conflict with or violate any provision of the Company's or such Subsidiary's Certificate of Incorporation or bylaws, and
(b) do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any encumbrance upon the capital stock or assets of the Company or such Subsidiary pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or
(vi) require any autho rization, consent, approval, exemption or other action by or



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

notice to any court or administrative or governmental body or other third party pursuant to, any law, statute, rule or regulation or any agreement or instrument or any order, judgment or decree to which the Company or such Subsidiary is subject or by which any of its assets are bound except for such consents which have been obtained by the Company or such Subsidiary.

     3.7 Compliance with Laws. The business of the Company and each Subsidiary has been conducted in compliance with all applicable laws and regulations of governmental authorities, except for such violations that have been cured or that, individually or in the aggregate, may not reasonably be expected to have a material adverse effect on the business, operations, financial condition or prospects of the Company or such Subsidiary. Neither the real or personal properties owned, leased, operated or occupied by the Company or such Subsidiary, nor the use, operation or maintenance thereof (i) violates any applicable laws, or regulations of any government or governmental authorities, or (ii) violates any restrictive or similar covenant, agreement, commitment, understanding or arrangement.

     3.8 Licenses; Permits; Related Approvals. Except for Neptune Management's funeral establishment licenses and Heritage's crematory license which are pending transfer from their previous owners by the State of California, the Company and each of the Subsidiaries possesses all licenses, permits, consents, approvals, authorizations, qualifications, and orders (hereinafter collectively referred to as "Permits") of all governments and governmental authorities legally required to enable the Company or such Subsidiary to conduct its business in all jurisdictions in which such business is conducted (including without limitation all federal, state and local Permits relating to the operation of funeral homes, crematoriums and related operations included in the Company's and the Subsidiaries' business). All of the Permits are in full force and effect, and no suspension, modification or cancellation of any of the Permits is pending or threatened.

     3.9 Title to Assets. Except as set forth on Schedule 3.9 attached hereto and incorporated by reference herein, each of the Company and the Subsidiaries has good and marketable title to its property and assets free and clear of all mortgages, security interests, liens, claims, and other encumbrances. With respect to the property and assets it leases, the Company and each Subsidiary is in material compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any security interests, liens, claims, or other encumbrances. As at the Closing Date, the Company and the Subsidiaries will not have tangible assets having an aggregate book value in excess of $250,000, nor the chief executive office of any of them, located in any jurisdiction other than the States of Florida and California.

     3.10 Vendor Note. As of the date hereof, Neptune USA is indebted to the holders of a promissory note dated March 31, 1999 in the initial principal amount of $19,000,000 (the "Vendor Note"), in the principal amount of $14,874,215.82. Neither the Company nor any of the Subsidiaries is in default of any of its obligations owed to the holders of the Vendor Note, as amended by an amendment agreement between Neptune USA and certain of the holders dated for reference the 1st of August, 1999, the Security Agreement in favor of the holders of the Vendor Note entered into by Neptune USA, the Subsidiaries and Neptune Pre-Need, Management and Heritage dated as of March 31, 1999, the Guarantee of the Company of Neptune USA's obligations under the Vendor Note, or any other agreements, instruments or documents relating to the Vendor Note, such Security Agreement, such Guarantee or such other agreements, instruments and documents. Without limiting



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the  generality  of the  foregoing,  Neptune USA has fully  performed all of its obligations under each of the Acquisition Documents (as such term is defined in the Vendor Note).

     3.11 Defaults. The Company and each of the Subsidiaries is not in default in the performance, observance or fulfillment of any obligation, agreement, covenant, or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of its properties may be bound, other than such violations or defaults that would not individually or in the aggregate have a material adverse effect on the Company's or such Subsidiary's business, prospects, properties, condition (financial or other), results of operations or net worth.

     3.12 Intellectual Property. Except as set forth on Schedule 3.12 attached hereto and incorporated by reference herein, the following statements are correct, other than such exceptions that would not have a material adverse effect on the Company or Subsidiaries. The Company and each of the Subsidiaries owns or has a license to use all intellectual property used in its business. Neither the Company nor any Subsidiary has infringed, and is now infringing, on any proprietary right belonging to any other person, firm, or entity. The
Company and each of the Subsidiaries has the exclusive right and authority to use all of its creations and inventions, trade secrets, processes, models, designs, software and formulas as are necessary to enable the Company or such Subsidiary to conduct and to continue to conduct all phases of its business in the manner presently conducted by it and in accordance with the its business plan. The Company and each Subsidiary is the sole owner of the its trade secrets, free and clear of any liens, encumbrances, restrictions, or legal or equitable claims of others and the Company or such Subsidiary has taken all reasonable security measures to protect the secrecy, confidentiality, and value of these trade secrets. Any of the Company's and the Subsidiaries' employees and any other persons who, either alone or in concert with others, developed, invented, discovered, derived, programmed, or designed these secrets, or who have knowledge of or access to information relating to them, have assigned and transferred their rights to such trade secrets to the Company or such Subsidiary and each such person has been put on notice and, if necessary, has entered into agreements that these secrets are proprietary to the Company or each Subsidiary and are not to be divulged or misused. All of the Company's and the Subsidiaries' intellectual property of a proprietary nature is presently valid and protectible, and is not part of the public knowledge or literature.

     3.13 Proprietary Rights. Neither the Company nor any Subsidiary has received any communications alleging that it has violated or, by conducting its business as proposed would violate, any proprietary rights of any other person, nor is the Company or any Subsidiary aware of any basis for the foregoing.

     3.14 No Litigation. Except as set forth on Schedule 3.14 attached hereto and incorporated by reference herein, there is no action, suit or proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company, any of the Subsidiaries or any of their properties or rights before any court or by or before any governmental body or arbitration board or tribunal, and the Company and the Subsidiaries are not in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.


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     3.15 Financial  Statements;  Undisclosed  Liabilities.  Attached  hereto as
Schedule 3.15 and incorporated by reference herein are copies of the Company's audited combined balance sheet as of December 31, 1998, and its unaudited consolidated balance sheet as of September 30, 1999, the Company's audited combined statement of operations and retained earnings for the period ended December 31, 1998 and its unaudited consolidated statement of operations and retained earnings for the period ended September 30, 1999, and the Company's audited combined statement of changes in financial position for the period ended December 31, 1998 and its unaudited combined statement of changes in financial position for the period ended September 30, 1999 (hereinafter collectively referred to as the "Financial Statements"). The Financial Statements are in accordance with the books and records of the Company, are true, correct and complete and accurately present the Company's financial position as of the dates set forth therein and the results of the Company's operations and changes in the Company's financial position for the periods then ended, all in conformity with generally accepted accounting principles applied on a consistent basis during each period and on a basis consistent with that of prior periods. Except (i) as disclosed in the Financial Statements, (ii) as disclosed in this Agreement, and
(iii) as are incurred in the ordinary course of the routine daily affairs of the Company's and the Subsidiaries' business, nei ther the Company nor any of the Subsidiaries has any liabilities or obligations of any nature or kind, known or unknown, whether accrued, absolute, contingent, or otherwise. There is no basis for assertion against the Company or any of the Subsidiaries of any material claim, liability or obligation not fully disclosed in the Financial Statements or in this Agreement.

     3.16 Tax Matters. The Company and each of the Subsidiaries has duly and timely filed, or obtained extensions of time for filing, all material tax returns required by federal, state and local authorities (the "Returns"). All information reported on the Returns is true, accurate, and complete. The Company is not a party to, and is not aware of, any pending or threatened action, suit, proceeding, or assessment against it for the collection of taxes by any government. The Company and each of the Subsidiaries has paid in full all taxes, interest, penalties, assessments and deficiencies owed by it to all taxing authorities.

     3.17 Rule 144. The Company has maintained all reports and documents and has taken all actions as may be necessary or useful in order to allow a holder of Registrable Securities (as defined in Article 5 below) to sell any such securities without registration in accordance with Rule 144 under the Securities Act of 1933, as amended (the "Securities Act").

     3.18 Full Disclosures. All factual information heretofore or herewith furnished by or on behalf of the Company to the Purchasers for purposes of or in connection with this Agreement or any transaction contemplated hereby (including the Company's business plan) is and all statements made by representatives of the Company in connection with the negotiation of this Agreement do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein not misleading. There is no fact known to the Company which materially adversely affects the accuracy of the representations and warranties contained in this Agreement or the financial condition, operations, business, earnings, assets, or liabilities of the Company or any of the Subsidiaries.

     3.19 No Brokers or Finders. The Company has not engaged any broker or finder and no claims for brokerage commissions or finder's fees arranged by the Company will arise in connection with the Company's execution of this Agreement.


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4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     The Purchasers each severally and not jointly hereby represent and warrant to the Company as follows:

     4.1 Requisite Power and Authority. Such Purchaser has all necessary power and authority to execute and deliver this Agreement and to carry out its provisions. All actions on such Purchaser's part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing.

     4.2 Investment Representations. Such Purchaser understands that none of the Debenture, the Warrants, the Conversion Shares and the Warrant Shares to be acquired by such Purchaser has yet been registered under the Securities Act. Such Purchaser also understands that such Debenture and such Warrants are being offered and sold pursuant to an exemption from registration contained in regulations under the Securities Act based in part upon such Purchaser's representations contained in this Agreement.

     (a) Acquisition for Own Account. Such Purchaser is acquiring the Debenture and/or the Conversion Shares and the Warrants and/or the Warrant Shares to be acquired by it for its own account for investment only, and not with a view towards their distribution in violation of applicable securities laws.

     (b) Accredited Investor. Such Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

     (c) Non-Foreign Status. Such Purchaser certifies that it is not a nonresident alien for purposes of income taxation (as such term is defined in the Internal Revenue Code of 1986, as amended, and Income Tax Regulations).

     (d) Such Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Debenture, the Warrants, the Debenture Shares and the Warrant Shares (collectively, the "Securities") and it is able to bear the economic risk of loss of its entire investment.

     (e) The Company has provided to such Purchaser the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities.

     (f) Such Purchaser agrees that if it decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

          (i)       the  sale  is  made  pursuant  to  registration   under  the
                    Securities Act;

          (ii) the sale is made pursuant to the exemption from the registration requirements under the Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "Blue Sky" laws; or


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

          (iii) the Securities are sold in a transaction that does not require registration under the Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company.

     (g) Such Purchaser understands and agrees that the certificates representing the Securities will bear a legend stating that such shares have not been registered under the Securities Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available.

     (h) Such Purchaser understands and agrees that the Warrants may not be sold or transferred unless the Warrant Shares are registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration requirements is available and that certificates representing the Warrants will bear a legend to such effect.

     (i) Such Purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein.

5.   REGISTRATION RIGHTS RELATING TO CONVERSION SHARES AND WARRANT SHARES

     5.1 Definitions. As used in this Article 5, the following terms shall have the following respective meanings:

     (a) "Equity Securities" means (i) any securities of the Company entitled to participate with the Common Stock in a distribution of the Company's remaining assets (after distribution to all holders of securities entitled to such distribution in priority to the holders of Common Stock) and (ii) any securities convertible into or exercisable or exchangeable for securities of the type referred to in Section 5.1(a)(i).

     (b) "Exchange Act" shall mean the Securities Exchange Act of 1934 (or any similar successor federal statute), as amended, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     (c) "Founders" shall mean one or both, as the context requires, of Marco Markin and Emanuel Weintraub.

     (d) "Public Offering" shall mean an underwritten public offering (with a nationally recognized underwriter) of Common Stock pursuant to an effective registration statement under the Securities Act.

     (e) "Public Sale" means any sale of Registrable Securities to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144.


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

     (f) "registers," "registered," and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement by the SEC.

     (g) "Registrable Securities" shall mean (i) the Conversion Shares, (ii) the Warrant Shares, and (iii) any shares of Common Stock or Equity Securities issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in Sections 5.1(g)(i) and 5.1(g)(ii), provided, however, that Registrable Securities shall not include any such shares or Equity Securities that have previously been registered under the Securities Act or that have otherwise been sold to the public in an open-market transaction under Rule 144.

     (h) "Registration Expenses" shall mean all expenses incurred in connection with effecting any registration pursuant to this Agreement, including without limitation all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses of any regular or special audits incident to or required by any such registration, and the fees and expenses of one counsel for the selling holders of Registrable Securities, but excluding Selling Expenses.

     (i) "Rule 144" shall mean Rule 144 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

     (j) "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     (k) "Securities  Act" shall mean the Securities Act of 1933 (or any similar
successor  federal  statute),   as  amended,   and  the  rules  and  regulations
thereunder, all as the same shall be in effect from time to time.

     (l) "Selling Expenses" shall mean all stock transfer taxes, underwriting discounts, expenses for special counsel of a selling stockholder and selling commissions applicable to the sale of Registrable Securities.

     5.2 Demand Registration.

     (a) Request for Registration. Subject to Sections 5.2(b) and 5.2(e), at any time after 8 months from the issue of the Debentures, when any of the Debentures or any Registrable Securities are outstanding, Agent (as such term is defined in Section 8) may, by notice (the "Demand Notice") given by Agent, demand that the Company effect one (1) registration under the Securities Act utilizing either
(i) a registration on Form S-1 or any similar or successor form (provided that such registered offering represents not fewer than 250,000 shares of Common Stock), or (ii) a registration on Form S-3 or any similar or successor form, if available (provided that such registered offerings represent not fewer than 250,000 shares of Common Stock) (either, a "Demand Registration"). Nothing in this Article 5 shall permit Agent to demand or require the Company to effect any registration under the Securities Act in respect of the Debentures or the Warrants, but Agent shall be permitted to give the Demand Notice in respect of any Registrable Securities issuable upon a future conversion of the Debentures or exercise of the Warrants, prior to the issue of such Registrable Securities. The number of shares required for effecting a registration under this Section

5.2(a) shall be adjusted for stock splits, combinations, stock dividends and distributions and similar events occurring after the date hereof.

     (b) Deferral of Demand Registration. The Company shall use its best efforts to file a registration statement with respect to a Demand Registration demanded pursuant to Section 5.2(a) as soon as practicable and in any event within 30 days after receipt of the Demand Notice; provided, however, that if the Company selects an underwriter to distribute the Registrable Securities covered by the Demand Regstration and such underwriter determines in good faith that, and provides Agent with a certificate (an "Underwriter Notice") of an officer of such underwriter certifying that in its view such Demand Registration would be materially detrimental to the Company or would negatively impact any other material corporate transaction and concludes, as a result, that it is advisable to defer the filing of such registration statement at such time, then the Company shall have the right to defer such filing for the period during which such registration would be detrimental; provided, however, that the Company may not defer the filing for a period of more than 90 days following receipt of the Demand Notice. In addition, and notwithstanding the Demand Notice, the Company shall not be required to effect a registration statement if, within 10 days after receiving any Demand Notice, the Company delivers a notice (a "Company Registration Notice") to Agent of its intent to file a registration statement within the following 60 days and does so file such registration within such time period. In addition, the Company may, not more than once in each calendar year and provided that in such calendar year neither an Underwriter Notice nor a Company Registration Notice shall have been previously given, and no Demand Notice shall have been given at any time prior thereto, be entitled to provide to Agent a written notice (a "Company Deferral Notice") stating that the Company has determined that it would be materially detrimental to the Company or would negatively impact on other material corporate transactions for Agent to give a Demand Notice within the period of 60 days following the date of receipt of such Company Deferral Notice, in which case, Agent shall not be permitted, during such 60 day period, to give a Demand Notice.

     (c) Underwriting. If the Purchasers intend to distribute the Registrable Securities covered by a Demand Registration by means of an underwriting, Agent shall so advise the Company as a part of its Demand Notice made pursuant to
Section 5.2(a). Agent shall have the right to select the managing underwriter(s) of recognized national reputation for an underwritten Demand Registration, subject to the approval of the Company's Board of Directors (which will not be unreasonably withheld or delayed). The right of any holder of Registrable Securities to participate in an underwritten Demand Registration shall be conditioned upon such holder's participation in such underwriting in accordance with the terms and conditions thereof, and Agent shall be responsible for ensuring that all holders enter into an underwriting agreement in customary form with the underwriter and the Company.

     (d) Priorities. The holders of Registrable Securities will have absolute priority over any other securities proposed to be included in a registered offering pursuant to Section 5.2(a) hereof. If other securities are included in any Demand Registration that is not an underwritten offering, all Registrable Securities included in such offering shall be sold prior to the sale of any of such other securities. If other securities are included in any Demand Registration that is an underwritten offering, and the managing underwriter for such offering advises the Company that in its opinion the amount of securities to be included exceeds the amount of securities which can be sold in such offering without adversely affecting the marketability thereof (including the price at which such securities are to be sold), the Company will include in such registration all Registrable Securities requested to be included therein prior to the inclusion of any other securities. If the number of Registrable Securities requested to be included in such registration exceeds the amount of securities which in the opinion of the underwriter can be sold without adversely affecting the marketability of such offering, such Registrable Securities shall be included pro rata among the holders thereof based on the percentage of the outstanding Common Stock held by each such holder (assuming the complete conversion of the Debent ures, and the exercise in full of the Warrants and any other options, warrants and similar rights held by such holders).

     (e) One Registration. Where the Company has effected the Registration, it shall have no obligation to effect any further Demand Registrations; provided, however, that where at any time within two (2) years after such Demand
Registration was made pursuant to Section 5.2(a)(ii) the time period within which any issue or trade of Registrable Securities is required to be made under such registration has passed or will in 30 days pass, the Purchasers shall have the right to demand (by notice given by Agent on their behalf) that the Company effect a further registration (including a new Demand Registration) as may be required for registration of the Registrable Securities.

     5.3 Piggyback Registrations.

     (a) Request for Inclusion. At any time after the completion of a Public Offering after the date hereof, if the Company shall determine to register any of its securities for its own account or for the account of other security holders of the Company on any registration form (other than a registration relating to either Form S-4 or S-8) which permits the inclusion of Registrable Securities (a "Piggyback Registration"), the Company will promptly give Agent written notice thereof and, subject to Section 5.3(c), shall include in such registration all of the Registrable Securities requested to be included therein pursuant to the written request of Agent received within twenty (20) days after delivery of the Company's notice.

     (b) Underwriting. If the Piggyback Registration relates to an underwritten public offering, the Company shall so advise Agent as a part of the written notice given pursuant to Section 5.3(a). In such event, the right of any holder of Registrable Securities to participate in such registration shall be conditioned upon such holder's participation in such underwriting in accordance with the terms and conditions thereof. Agent shall be responsible for answering that all holders of Registrable Securities proposing to distribute their securities through such underwriting enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company and the Company.

     (c) Priorities. If such proposed Piggyback Registration is an underwritten offering and the managing underwriter for such offering advises the Company that the amount of securities requested to be included therein exceeds the amount of securities that can be sold in such offering, or if the Company and the managing underwriter shall in good faith determine to reduce the number of shares to be offered by the Company pursuant to a reasonable assessment of market conditions,
(i) the number of Registrable Securities requested to be included in such Piggyback Registration, (ii) the number of securities determined by the directors of the Company in good faith to be sold by the Company, and (iii) the number of securities, if any, to be sold by any other security holders of the Company exercising Demand Registration rights in such offering, shall each be reduced pro rata among the holders on the basis of the percentage of the outstanding Common Stock held by such holders (assuming the complete conversion of the Debenture and the exercise in full of the Warrant and any other options, warrants and similar rights held by such holders).

     5.4 Expenses of Registration. Except as provided in this Section 5.4, the Company shall bear all Registration Expenses incurred in connection with the Demand Registration and any Piggyback Registrations. All Selling Expenses incurred by the Company relating to Registrable Securities included in any Demand Registration or Piggyback Registration, shall be reimbursed by Agent.

     5.5 Registration Procedures. In the case of each registration effected by the Company pursuant to this Article 5, the Company will keep Agent advised in writing as to the initiation of such registration and as to the completion thereof. The Company will use its reasonable efforts to:

     (a) cause such registration to be declared effective by the SEC and, in the case of a Demand Registration, keep such registration effective for a period of two years or until the holders of Registrable Securities included therein have completed the distribution described in the registratio n statement relating thereto, whichever first occurs;

     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement (including post-effective amendments) as may be necessary to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such registration statement;

     (c) obtain appropriate qualifications of the securities covered by such registration under state securities or "blue sky" laws in such jurisdictions as may be requested by Agent;

     (d) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as Agent from time to time may reasonably request;

     (e) notify Agent at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of Agent, prepare and furnish to Agent a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing; cause all Registrable Securities covered by such registration to be listed on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed;

     (f) provide a transfer agent and registrar for all Registrable Securities covered by such registration and, if necessary, a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

     (g) otherwise comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act; and

     (h) in connection with any underwritten Demand Registration, the Company will enter into an underwriting agreement reasonably satisfactory to Agent containing customary underwriting provisions, including indemnification and contribution provisions.

     5.6 Indemnification.

     (a) The Company will indemnify each Purchaser, each of such Purchaser's officers and directors, and each person controlling such Purchaser within the meaning of Section 15 of the Securities Act, with respect to each registration, qualification or compliance effected pursuant to this Article 5 or otherwise, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such indemnified person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claims, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Purchaser and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 5.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

     (b) Each of the Purchasers, to the extent it is a holder of Registrable Securities included in any registration effected pursuant to this Article 5, shall indemnify the Company, each of its directors, officers, agents, employees and representatives, and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such indemnified persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in strict conformity with written information furnished to the Company by Agent on behalf of such Purchaser; provided, however, that (x) such Purchaser shall not be liable hereunder for any amounts in excess of the net proceeds received by such Purchaser pursuant to such registration, and (y) the obligations of such Purchaser hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Purchaser (which consent has not been unreasonably withheld).

     (c) Each party entitled to indemnification under this Section 5.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel selected by the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section
5.6 to the extent such failure is not prejudicial. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include an unconditional release of such Indemnified Party from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     (d) If the indemnification provided for in this Section 5.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     5.7 Other Obligations. With a view to making available the benefits of certain rules and regulations of the SEC which may effectuate the registration of Registrable Securities or permit the sale of Registrable Securities to the public without registration, the Company agrees to:

     (a) after its initial registration under the Securities Act, exercise best efforts to cause the Company to be eligible to utilize Form S-3 (or any similar form) for the registration of Registrable Securities;

     (b) at such time as any Registrable Securities are eligible for transfer under Rule 144(k), upon the request of Agent on behalf of the holder of such Registrable Securities, promptly remove any restrictive legend from the certificates evidencing such securities, at no cost to Agent or such holder where such holder is a Purchaser hereunder, and at the cost of Agent in any other case;

     (c) make and keep available public information as defined in Rule 144 under the Securities Act at all times from and after its initial registration under the Securities Act;

     (d) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

     (e) furnish Agent upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time following the effective date of the first registration statement filed by the Company under the Securities Act for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as a holder of Registrable Securities may reasonably request in availing itself of any rule or regulation of the Commission (including Rule 144A) allowing a holder of Registrable Securities to sell any such securities without registration.

     5.8 Termination of Registration Rights. The right of Agent to request inclusion of Registrable Securities in any registration pursuant to this Article 5 shall terminate at the date that is the earlier of: (a) that date that all Registrable Securities have been registered under the Securities Act has or otherwise been sold to the public in an open-market transaction under Rule 144; and (b) the later of (i) the fifth anniversary of the Closing Date, and (ii) the second anniversary of the date on which the last Conversion Shares obtainable by either Purchaser have been obtained by conversion of such Purchaser's Debenture; provided, however, that where a Company Deferral Notice has been given within 70 days prior to the date on which termination would otherwise occur, it shall not occur for 60 days beyond the end of the 60 day period during which a Demand Notice cannot be given pursuant to Section 5.2(b).

     5.9 Go-Along Rights. In the event that, in connection with any Public Offering by the Company, any of the Founders or any other any Equity Securities becomes entitled to sell some or all of such Equity Securities (or any securities of the Company into which such Equity Securities are convertible or for which such Equity Securities are exercisable or exchangeable) as part of such Public Offering (collectively, the "Selling Shareholders"), the Company will promptly give Agent written notice thereof and shall include in such registration all the Registerable Securities requested to be included therein pursuant to the written request of Agent on behalf of the holders of such Registerable Securities received within twenty (20) days after delivery of the Company's notice; provided always, however, that such holders collectively shall be entitled to sell no more than twenty-five percent (25%) of the aggregate of all outstanding securities (including such Registerable Securities) sold by the Selling Shareholders and such holders of Registrable Securities electing to sell Registerable Securities, and to the extent that the aggregate number of Registerable Securities requested to be included in the Public Offering pursuant to the written request of Agent received within the aforesaid period exceeds such entitlement, the number of shares to be included by the holders of such Registerable Securities in such registration shall be reduced pro rata among such holders on the basis of the number of shares specified to be included in such written request of Agent for such holders respectively.

6.   CONDITIONS PRECEDENT TO PURCHASERS' OBLIGATIONS

     The obligation of the Purchasers to purchase and pay for the Debentures and the Warrants to be delivered to it at the Closing shall be subject to the satisfaction of the following conditions as of the Closing Date:

     6.1 the representations and warranties of the Company contained in this Agreement, the Debenture and the Warrant shall be true and correct on and as of the Closing Date;

     6.2 prior to or concurrent with the Closing, the other parties (besides the Purchasers) thereto shall have entered into the Right of First Refusal Agreement;

     6.3 prior to or concurrent with the Closing, Mr. Emanuel Weintraub, the Emanuel Weintraub Intervivos Trust and Leo Robert Dennis (the "Notification Holders"), shall have entered into an agreement in form and substance satisfactory to Agent in their absolute discretion pursuant to which the Notification Holders agree to give certain notices to Agent on behalf of Purchasers and confirm certain matters to the Purchasers;

     6.4 prior to or concurrent with the Closing, the holders of that certain promissory note (the "Weintraub Note") dated March 31, 1999, executed by Neptune USA (then called "Lari Acquisition Company, Inc.") to and in favor of Emanuel Weintraub Inter Vivos Trust, in the principal amount of $2,000,000, the Purchasers and the Company shall have entered into a subordination agreement relating to the Weintraub Note whereby such holders subordinate payment of the Weintraub Note and all security held by them therefor to and in favor of the prior payment of the Debentures and all security held by Agent for the Purchasers, in form and substance satisfactory to Agent in its absolute discretion;

     6.5 concurrent with the Closing, Agent shall have received evidence satisfactory to it that:

     (a) the Guarantees of the Subsidiaries and the Security Agreements (as defined in the Debentures) and any additional security instruments or documents required by the Purchasers have been executed and delivered, and all necessary consents, subordinations, releases, discharges and other instruments have been obtained as may be necessary, for the security constituted thereby to enjoy the priority thereby contemplated, subject only to the encumbrances permitted by the Debentures;

     (b) the Company has a free cash balance available to it, as of the Closing Date, of no less than $2,500,000 (less any amounts used by the Company and disclosed in writing to the Purchasers during the period from September 1, 1999 to the Closing Date for acquisitions or capital expenditures);

     (c) except as may be required by the Securities Act of 1933, as amended, and any applicable state securities laws, the Company and the Subsidiaries have obtained any and all consents, approvals and acknowledgments of all persons whose consents, approvals and acknowledgments may be required, including without limitation all requisite corporate, shareholder and governmental consents, as are necessary for the consummation of the transactions hereby contemplated;

     6.6 concurrent with the Closing, the Purchasers shall have received the opinions of counsel acceptable to Agent in the States of Florida and California, in form and substance satisfactory to Agent; and

     6.7 prior to or concurrent with the Closing, the Company shall have delivered to Agent its Year 2000 business plan.

7.   COMPANY COVENANTS

     The Company covenants and agrees with the Purchasers that:

     7.1 Use of Proceeds. The Company shall use the proceeds from the sale of the Debenture solely for the purpose of paying down principal and accrued but unpaid interest owing under the Vendor Note. Such proceeds shall be paid, and escrow arrangements mutually acceptable to Agent and the Company, pursuant to the Company's written direction directly on or after Closing to City National Bank, N.A., the escrow agent appointed by the holders of the Vendor Note by Joint Written Instructions to Escrow Agent dated April 22, 1999, as amended.

     7.2 Reservation of Common Stock. The Company will reserve and keep available that maximum number of its authorized but unissued Common Stock as may be required for the issuance of Conversion Shares and the Warrant Shares.

     7.3 Board Meeting Attendance. Until such time as either (a) 75% of the principal amount of the Debenture has been converted into the Company's Common Stock, or (b) the Debenture shall have been repaid in full, Agent shall be entitled to receive notice of and to have a representative attend all meetings (including telephonic meetings) and all adjournments of meetings of the Board of Directors and any committee thereof (including committees comprised of both directors and non-directors). Failure to provide notice (on the same basis as is required for all board members and in any event on not less than three business days) of or to permit such representative to attend such meeting shall constitute a material breach of the provisions of this Agreement. Such representative shall have no voting rights at any such meeting, but shall be entitled to participate fully in all discussions that take place thereat.

8.   CAPEX AS AGENT FOR THE PURCHASER

     8.1 Provisions  for the Benefit of Purchasers  Only. The provisions of this
Section 8 relate to the rights and obligations of the Purchasers and Agent, inter se, and shall be operative as between the Purchasers and Agent only, and the Company shall not have any rights or be entitled to rely for any purposes upon such provisions, save as provided in section 8.2(b).

     8.2 Authorization and Action.

     (a) Each Purchaser appoints CapEx, L.P. as its agent (in such capacity, "Agent"), for the purposes of collecting payments, electing to exercise the rights of the Purchasers under this Agreement and the other Transaction Documents as herein and therein provided, and holding and enforcing those security documents referred to in the Debentures (and hereinafter referred to) as the "Security" in accordance with the terms of this Agreement, and distributing any funds received either as payments from the Company or on realization of the Security in accordance with this Agreement. For such purposes, each Purchaser authorizes Agent on behalf of such Purchaser to take such action and to exercise such rights, powers and discretions as are expressly delegated to it under this Agreement and the other Transaction Documents and on the terms hereof or thereof together with such other rights, powers and discretions as are reasonably incidental thereto; provided always, however, that, without the consent of both Purchasers, Agent shall not: (i) effect or agree to any change in the interest rate, payment dates, maturity date or conversion rights under the Debentures; or (ii) fail to elect under Section 7.1 of the Debentures to accelerate repayment of all indebtedness owing thereunder upon the occurrence of a Default Event and proceed to enforce all security held by Agent for such indebtedness. Agent may perform any of its duties hereunder or thereunder by or through its agents, officers or employees. Agent shall not be required to exercise any right, power or discretion or take any action as to any matters not expressly provided for by this Agreement or the other Transaction Documents (including, without limitation, enforcement of the collection of any amounts owing to the Purchasers hereunder). Agent shall not be required to exercise any right, power or discretion or to take any action which exposes
Agent to personal liability or risk thereof or which is contrary to this Agreement, the other Transaction Documents or applicable law. The duties of Agent, as agent, shall be mechanical and administrative in nature. Agent shall not have, by reason of this Agreement or the other Transaction Documents, a fiduciary relationship in respect of either Purchaser.

     (b) Agent shall only act on behalf of the Purchasers in dealings and communications with the Company as set out in this Agreement, and shall be the only person to so act, except as may be otherwise agreed in writing between the parties hereto. The Company and the Subsidiaries may rely upon the grant and delegation of authority provided in this section 8 from each of the Purchasers to Agent without further inquiry.

     8.3 Exoneration.

     (a) Agent and its limited and general partners, and their respective directors, officers, managers, members, shareholders, agents or employees shall not be liable to any person, company or firm (including the Purchasers and the Company) for any action taken or omitted to be taken by any of them (other than actions taken or omitted to be taken by Agent in its capacity as a Purchaser, including, without limitation, actions giving rise to indemnification obligations pursuant to Section 5.6(b)) under or in connection with this Agreement or the other Transaction Documents unless directly due to their own gross negligence or wilful misconduct.

     (b) Without limiting the generality of the foregoing Section 8.3(a):

          (i) subject to sections 8.8 and 9, Agent may retain, consult with and pay legal counsel, independent accountants and other experts selected by it (provided that all reasonable costs and fees in respect thereof shall be paid by the Company as provided for in Section 9) and Agent shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;

          (ii) Agent shall not incur any liability by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it at the time to be genuine or by acting upon any representation or warranty of the Company made hereunder;

          (iii) Agent may assume without inquiry or investigation that no event of default, default, or other event which is, or which with the passing of time or giving of notice or both would become an event of default under the Debentures or any other Transaction Document, has occurred unless it has received from the Company or any Purchaser a notice thereof specifying the nature of the relevant event whereupon Agent may assume that such event has occurred as therein described and that an default hereunder or default or event of default thereunder, as the case may be, has occurred; and

          (iv) Agent shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Transaction Document, to inspect the property (including the books and records) of the Company, the Subsidiaries or any of the other parties, or to conduct any other inquiry usual for a lender; Agent shall not be responsible to any Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Transaction Document or any security provided by the Company and the Subsidiaries.

     8.4 Agent as Purchaser. Agent, which is also a Purchaser as to its Debenture, shall have the same rights and powers under this Agreement and the other Transaction Documents as any other Purchaser and may exercise the same as though it were not Agent; and the terms "Purchaser" or "Purchasers" shall, unless otherwise expressly indicated, include Agent in its capacity as Purchaser. Subject to any restrictions on the Company herein, Agent may accept deposits from, lend money to, and generally engage in any kind of business with the Company and any other party, all as if Agent were not agent hereunder and without any duty to account therefor to either Purchaser.

     8.5 Credit Decision. Each Purchaser has entered into this Agreement after its own negotiations with the Company and is and will continue to be solely responsible for its own independent appraisal of and investigations into the financial condition, creditworthiness, affairs and nature of the Company and all other credit and banking matters relative to this Agreement and the other Transaction Documents. Each Purchaser confirms to Agent that it has not relied, and will not hereafter rely, on Agent:

     (a) to check or inquire on its behalf into the adequacy, accuracy or completeness of any information provided by the Company under or in connection with this Agreement or the transactions herein contemplated and that each Purchaser shall be responsible for obtaining directly from the Company, through requests made by Agent to the Company on its behalf, such information, documents or other information as each Purchaser deems necessary from time to time; or

     (b) to assess or keep under review on its behalf the financial condition, creditworthiness, affairs or nature of the Company, the Subsidiaries or their respective properties or any other credit or banking matters relative to this Agreement.

A copy of this Agreement including all Schedules hereto has been, or prior to such Purchaser entering into this Agreement will be, made available to each Purchaser for review by it and each Purchaser is, or will be, satisfied with the form and substance of this Agreement including all Schedules hereto; and Agent is not liable in any way to such Purchaser in respect thereof or in respect of the accuracy or completeness of any information or data, financial or otherwise, made available to such Purchaser in connection with the negotiation of this Agreement or for any statements, warranties or representations whether made in writing or orally made in connection with the negotiation of this Agreement.

     8.6 Security.

     (a) Each of the Purchasers hereby acknowledges that the guarantees of the Subsidiaries and the Security Agreements, and any and all security now or hereafter held to secure the aggregate of all indebtedness owing by the Company under the Debentures (the "Security") and the remedies provided hereunder or thereunder are for the benefit of the Purchasers such that the Security and such remedies shall enure to benefit of all the Purchasers until such indebtedness shall have been repaid in full.

     (b) Except as contemplated by section 8.6(c), no part of the Security shall be discharged or otherwise surrendered to the Company, in whole or in part, by Agent or any of the Purchasers without the consent of all of the Purchasers, but none of the Purchasers or Agent shall be liable or responsible to the others for any loss or damages suffered as a result of any action taken or omitted to be taken with respect to any of the Security, except as provided in this Agreement, or any invalidity or unenforceability of any of the Security for any reason whatsoever, including without limiting the generality of the foregoing, any negligent omission to comply with any filing or registration requirement or any renewal filing or registration requirement or other requirement necessary to perfect or maintain any security interest.

     (c) Each of the Purchasers agrees that its rights under the Security are to be exercised not severally, but collectively, by Agent in accordance with the terms hereof or thereof. The Company hereby confirms that Agent may exercise the rights of the Purchasers under the Security collectively if the Purchasers so require, or severally for the benefit of the Purchasers, if the Purchasers so require. Notwithstanding the foregoing, where, in the sole opinion of Agent, the exigencies of the situation warrant such action, Agent may (but shall not be required to do so) without notice to or the consent of the Purchasers take such action on behalf of the Purchasers as it deems appropriate or desirable in the interests of the Purchasers. Each of the Purchasers covenants that upon any such consent of the Purchasers being given, it shall co-operate fully with Agent to the extent requested by Agent in the collective realization of the Security. Each Purchaser agrees to do all acts and things and to make, execute and deliver all agreements and other instruments so as to fully carry out and effect the intent and purpose of this section 8.

     (d) No representation or warranty with respect to the authorization, execution, delivery, registration, validity, enforceability or value of the Security or of any other kind or character in relation thereto shall be binding on any of the Purchasers or Agent unless expressly made in writing. The Purchasers acknowledge that Agent has not made any representation or warranty whatsoever to the Purchasers with respect to any of the Security held or to be held by it.

     8.7 Sharing of Payments. All Purchasers shall share in payments received from or other recoveries from the Company or any of the Subsidiaries in respect of their indebtedness (including amounts paid by the Company in accordance with the Debentures and this Agreement, amounts received on any exercise of any right of counterclaim, set-off, banker's lien or similar right and amounts recovered on the realization of the Security) pari passu, equally and ratably on a pro rata basis between the Purchasers, based upon the respective amounts of indebtedness owing under their Debentures.

     8.8 Indemnification. The Purchasers agree to indemnify Agent (to the extent not reimbursed by the Company) ratably according to the respective amounts of indebtedness owing under their Debentures from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any nature or kind whatsoever which may be imposed on, incurred by, or asserted against Agent in its capacity as Agent hereunder in any way relating to or arising out of this Agreement, any other
Transaction Document or any action taken or omitted by Agent under this Agreement or any other Transaction Document; provided that no Purchaser shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or wilful misconduct. Without limitation each Purchaser agrees to reimburse Agent promptly upon demand for its rateable share as above described of out-of-pocket expenses (including the fees and disbursements of counsel) incurred by Agent in connection with the determination or preservation of any rights of Agent or the Purchasers under, or the enforcement of, or legal advice in respect of rights or responsibilities under, this Agreement or other Transaction Documents, to the extent that Agent is not reimbursed for such expenses by the Company on demand.

     8.9 Selling Expenses. Agent shall be entitled to be reimbursed for all Selling Expenses incurred by it pursuant to Section 5.4 by the holders of Registrable Securities included in the Registration to which such Selling Expenses relate, and may require payment of any holder's estimated share thereof to it as a precondition to including such Registrable Securities in such Registration.

     8.10 Exchange of Information. The Company agrees that each Purchaser and Agent may provide to the other Purchasers or Agent such information concerning the financial position and property and operations of the Company and the Subsidiaries as, in the opinion of such Purchaser or Agent, is relevant to the ability of the Company and the Subsidiaries to fulfil their obligations under or in connection with this Agreement and the other Transaction Documents.

     8.11 Replacement of Agent. Upon any dissolution of Agent, Agent shall be entitled to transfer to its limited partners or to one or more corporations or limited partnerships, the majority of the shareholders or partners of which are limited and or general partners of Agent, all of its rights as Agent under the Transaction Documents. In connection with such distribution, Agent shall be entitled to assign to its limited partners or such corporations or partnerships Agent's rights hereunder. In addition, after the occurrence of a Default Event, as defined in the Debentures, should Agent fail to take any of the steps referred to in Section 8.2(a)(ii) forthwith after the occurrence of such Default Event (or any subsequent Default Event), either Purchaser may immediately remove Agent from its position and appoint a successor Agent in the stead of CapEx, L.P. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be then discharged from its further duties and obligations as Agent under this Agreement provided that the Agent shall execute such documents as may be necessary or desirable to assign and transfer the retiring Agent's interest in this Agreement, the Security and the other Transaction Documents to the successor Agent. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement.

9.   EXPENSE REIMBURSEMENT

     The Company hereby agrees to reimburse Agent on behalf of the Purchasers for all of its out-of-pocket expenses incurred in connection with the transactions contemplated hereby, including all out-of-pocket expenses (including filing fees and other third party charges) incurred in connection with its third party due diligence costs, the preparation and negotiation of this Agreement, the Debenture, the Security Agreement (as defined in the Debenture), the Warrant, and the Right of First Refusal Agreement, and all other documents evidencing the transactions contemplated herein (including reasonable attorneys' fees). Agent acknowledges receiving a $7,500.00 advance on or before mutual execution of the term sheet dated November 17, 1999 on account of such expenses.

10.  MISCELLANEOUS

     10.1 Currency. Except as may be otherwise expressly provided, all dollar amounts herein are references to United States dollars.

     10.2 Governing Law. This Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Colorado.

     10.3 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by or on behalf of the Purchasers and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     10.4 Successors and Assigns. Except as provided in Section 8.11, neither Purchaser shall be entitled to assign its rights under this Agreement or any of the other Transaction Documents, without the consent of the Company, which consent shall not be unreasonably withheld or delayed; provided always, however, that no such consent shall be required for either Purchaser to assign such rights to any person or group of persons controlling or owning the majority of all beneficial interests in such Purchaser, any other entity controlled by such person or persons, or an entity controlled by such Purchaser, provided that such entity shall continue to be so controlled by such persons or such

Purchaser as applicable. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

     10.5 Entire Agreement; Amendment and Waiver. This Agreement, the Schedules and Exhibits hereto and the other documents expressly delivered pursuant hereto or thereto supersede any other agreement, whether written or oral, that may have been made or entered into by the parties hereto relating to the matters contemplated hereby, and constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth or incorporated by reference herein and therein. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the Purchasers.

     10.6 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     10.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, special next day delivery, with verification of receipt. All communications shall be sent:

to the Company at:

                  The Neptune Society Inc.
                  100 North First Street
                  Suite 205
                  Burbank, California
                  91502
                  Attention:  Marco Markin, President
to the Purchasers, prior to January 15, 2000, at:

                  c/o CapEx, L.P.
                  1670 Broadway Suite 3350
                  Denver, CO 80202
                  Telecopier No. (303) 869-4644
                  Telephone No. (303) 869-4700
                  Attention:  Evan Zucker, Managing Partner

                  and, thereafter, at:

                  c/o CapEx, L.P.
                  518 17th St., Suite 1700
                  Denver, CO  80202
                  Telecopier No. (303) 869-4644
                  Telephone No. (303) 869-4700
                  Attention:  Evan Zucker, Managing Partner

with a copy to:

                  Moye, Giles, O'Keefe, Vermeire & Gorrell LLP
                  1225 Seventeenth Street, 29th floor
                  Denver, Colorado 80202-5528
                  Telecopier No. (303) 292-4510
                  Telephone No. (303) 292-2900
                  Attention: Edward D. White III, Esq.

or at such other address as the Company or Agent on behalf of Purchasers may designate by ten (10) days advance written notice to the other parties hereto.

     10.8 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by facsimile.

     10.9 Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

         COMPANY:

         THE NEPTUNE SOCIETY, INC.


         By: -----------------------------
         Name:  --------------------------
         Title:  -------------------------

         PURCHASERS:


CAPEX, L.P.                                  D.H. BLAIR INVESTMENT BANKING CORP.

By Its General Partner, RBP, LLC


By: ----------------------------------      By: --------------------------------
    Name:  Evan Zucker                          Name:  J. Morton Davis
    Title:  Managing Member                     Title:  Chairman

                                    Exhibit A

                              FORM OF THE DEBENTURE

                                    Exhibit B

                               FORM OF THE WARRANT

                                    Exhibit C

                    FORM OF RIGHT OF FIRST REFUSAL AGREEMENT